For Ministry Use Only
À l'usage exclusif du ministère

Ontario Corporation Number
Numéro de la société en Ontario

1321557

1.

Ontario

Ministry of Consumer and Commercial Relations

Ministère de la Consommation et du Commerce

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

NOVEMBER 01 NOVEMBRE, 1998

Director / Directeur
Business Corporations Act / Loi sur les sociétés par actions

Form 4
Business Corporations Act

Formule 4
Loi sur les sociétés par actions

ARTICLES OF AMALGAMATION
STATUTS DE FUSION

1. The name of the amalgamated corporation is: *Dénomination sociale de la société issue de la fusion:*

CENTURY FINANCIAL CAPITAL GROUP INC.

2. The address of the registered office is: *Adresse du siège social:*

56 Temperance Street, Fourth Floor

(Street & Number, or R.R. Number & if Multi-Office Building give Room No.)
(Rue et numéro, ou numéro de la R.R. et, s'il s'agit d'un édifice à bureaux, numéro du bureau)

Toronto, Ontario. M5H 3V5

(Name of Municipality or Post Office)
(Nom de la municipalité ou du bureau de poste)

(Postal Code)
(Code postal)

3. Number (or minimum and maximum number) of directors is: *Nombre (ou nombres minimal et maximal) d'administrateurs:*

Minimum of 3 and maximum of 11

4. The director(s) is/are: *Administrateur(s):*

First name, initials and surname *Prénom, initiales et nom de famille*	Residence address, giving Street & No. or R.R. No., municipality and postal code *Adresse personnelle, y compris la rue et le numéro, le numéro de la R.R., le nom de la municipalité et le code postal*	Resident Canadian State Yes or No *Résident canadien Oui/Non*
Milton Klyman	[REDACTED]	Yes
Robert W. McAllister	[REDACTED]	Yes

DYE & DURHAM
FORM 4 (B.C.A.)
08/96

CBR 197

4. The director(s) is/are: *Administrateur(s):*

First name, initials and surname *Prénom, initiales et nom de famille*	Residence address, giving Street & No. or R.R. No., municipality and postal code *Adresse personnelle, y compris la rue et le numéro, le numéro de la R.R., le nom de la municipalité et le code postal*	Resident Canadian State Yes or No Résident canadien Oui/Non
Scott W. McAllister	[REDACTED]	Yes
Lawrence J. McKay	[REDACTED]	Yes
Irwin Singer	[REDACTED]	Yes
Gordon R. Wilton	[REDACTED]	Yes

5. (A) The amalgamation agreement has been duly adopted by the shareholders of each of the amalgamating corporations as required by subsection 176 (4) of the Business Corporations Act on the date set out below. [X]

(A) Les actionnaires de chaque société qui fusionne ont dûment adopté la convention de fusion conformément au paragraphe 176 (4) de la Loi sur les sociétés par actions à la date mentionnée ci-dessous.

Check A or B / *Cocher A ou B*

(B) The amalgamation has been approved by the directors of each amalgamating corporation by a resolution as required by section 177 of the Business Corporations Act on the date set out below. [ ]

(B) Les administrateurs de chaque société qui fusionne ont approuvé la fusion par voie de résolution conformément à l'article 177 de la Loi sur les sociétés par actions à la date mentionnée ci-dessous.

The articles of amalgamation in substance contain the provisions of the articles of incorporation of

Les statuts de fusion reprennent essentiellement les dispositions des statuts constitutifs de

---

and are more particularly set out in these articles.

et sont énoncés textuellement aux présents statuts.

Names of amalgamating corporations *Dénomination sociale des sociétés qui fusionnent*	Ontario Corporation Number *Numéro de la société en Ontario*	Date of Adoption/Approval *Date d'adoption ou d'approbation*
Olympic ROM World Inc.	1100801	October 29, 1998
1305206 Ontario Corporation	1305206	September 14, 1998
1305207 Ontario Inc.	1305207	September 14, 1998
Century Financial Capital Group Inc.	1296843	September 14, 1998
Dunberry Graphic Associates Ltd.	1145699	September 14, 1998

6. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise.

Limites, s'il y a lieu, imposées aux activités commerciales ou aux pouvoirs de la société.

There shall be no restriction on the business which the Corporation is authorized to carry on.

7. The classes and any maximum number of shares that the corporation is authorized to issue:

Catégories et nombre maximal, s'il y a lieu, d'actions que la société est autorisée à émettre:

The Corporation shall be authorized to issue an unlimited number of Common Shares, an unlimited number of Class A Preference Shares ("Class A Shares") and an unlimited number of Class B Preference Shares ("Class B Shares") issuable in series, all without par value.

8. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which is to be issued in series:

Droits, privilèges, restrictions et conditions, s'il y a lieu, rattachés à chaque catégorie d'actions et pouvoirs des administrateurs relatifs à chaque catégorie d'actions qui peut être émise en série:

The Common Shares, Class A Shares and the Class B Shares shall have attached thereto the following rights, privileges, restrictions and conditions:

Common Shares

(1) The holders of Common Shares are entitled to vote at all meetings of shareholders except meetings at which only holders of a specified class of shares are entitled to vote. Holders of Common Shares are entitled to one vote for each common share held. Subject to the rights, privileges, restrictions and conditions attaching to any prior ranking shares, the holders of the Common Shares are entitled to receive the remaining property of the Corporation upon dissolution. The Common Shares are not convertible or exchangeable into any other shares or securities of the Corporation and do not have any pre-emptive rights or redemption, sinking fund or purchase provisions.

(2) Holders of shares of a class or series are not entitled to vote separately as a class or to dissent upon any proposal to amend the Articles of the Corporation to effect a change, reclassification or cancellation of the shares of such class or to create a new class or series of shares equal or superior to shares of such class.

Class A Preference Shares

(1) Each Class A Share shall entitle the holder thereof to receive, in each financial year of the Corporation commencing with the year 2002, when, as and if declared by the directors, but always in preference and priority to any payment of dividends on the Common Shares or any shares ranking below the Class A Shares for that year, a non-cumulative dividend at the rate of ten percent per annum of the amount paid up on the Class A Shares and no more.

(2) In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the holder of each Class A Share shall be entitled to receive, prior to any distribution of any part of the property or assets of the Corporation among the holders of any

other shares, payment of an amount equal to the Class A Share Redemption Amount, as hereinafter defined, together with any dividends declared thereon and unpaid and no more; provided, however, that if the aggregate amount available for distribution to the holders of Class A Shares is less than the amount otherwise payable to them pursuant to the provisions hereof, then each Class A Share shall entitle the holder thereof to participate in the amount so available for distribution, pro rata. After payment to the holders of the Class A Shares of the amount so payable to them as above provided, they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

(3) The Corporation may, at any time after December 31, 2001, redeem the whole or any part of the issued Class A Shares on payment for each share to be redeemed of an amount (the "Class A Share Redemption Amount") equal to the result obtained by dividing the stated capital account of the Class A Shares by the number of shares issued and outstanding of that class, together with all dividends declared thereon and unpaid. Unless all the holders of the Class A Shares to be redeemed have waived notice of such redemption, the Corporation shall give not less than 14 days' notice in writing of the redemption, specifying the date and place of redemption. If this notice is given or waived, and the Class A Share Redemption Amount is paid to such holders, or is deposited with any chartered bank or trust company in Canada, as specified in the notice, on or before the date fixed for redemption, the holders of such shares shall from then on have no rights against the Corporation in respect of those shares except to receive payment therefor out of the monies so deposited.

In case a part only of the Class A Shares is at any time to be redeemed, the shares so to be redeemed shall either be selected by lot in such manner as the board of directors in its sole discretion shall determine or, if the board of directors so determines, shall be redeemed proportionately, disregarding fractions, and the board of directors may provide for such adjustments as may be necessary to avoid the redemption of fractions of shares.

(4) A holder of Class A Shares shall be entitled to require the Corporation to redeem, at any time or times after December 31, 2001 all or any of the Class A Shares registered in the name of such holder on the books of the Corporation by tendering to the Corporation at its registered office the share certificate(s) (if a share certificate(s) has been issued for such shares)

representing the Class A Shares which the registered holder desires to have the Corporation redeem together with a request in writing specifying (i) the number of Class A Shares that the registered holder desires to have redeemed by the Corporation and (ii) the business day (in this paragraph referred to as the "Class A Share Redemption Date") on which the holder desires to have the Corporation redeem such Class A Shares, which Class A Share Redemption Date shall not be less than 14 days after the day on which the request in writing is given to the Corporation. Upon receipt of a share certificate(s) representing the Class A Shares (if a share certificate(s) has been issued for such shares) which the registered holder desires to have the Corporation redeem together with such a request, the Corporation shall on the Class A Share Redemption Date redeem such Class A Shares by paying to such registered holder, for each such share to be redeemed, the Class A Share Redemption Amount together with all dividends declared thereon and unpaid in accordance with the foregoing provisions relating to the redemption of Class A Shares; provided, however, such registered holder may not require redemption in each of the years 2002, 2003 and 2004 of more the one-third of the number of Class a Shares held by such registered holder but such retraction right shall be cumulative to the extent that Class A Shares not redeemed in one year may be redeemed in the next year and so on. When a certificate for Class A Shares is tendered for redemption, the Corporation or its transfer agent shall, on issuing a certificate for Class A Shares which have not been redeemed, endorse on such certificate particulars of the redemption to evidence the fact that the remaining Class A Shares represented by such certificate are subject to the aforementioned annual restrictions on redemption of the shares represented by such certificate.

(5) The Corporation may, at any time and from to time after December 31, 2001, purchase for cancellation the whole or any part of the Class A Shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Class A Share Redemption Amount thereof, together will all dividends declared thereon and unpaid.

(6) The Class A Shares, or any of them, may be converted at any time by the holder or holders thereof into fully paid Common Shares of the Corporation on the basis of 800 Common Shares for each Class A Share being converted.

The holder of Class A Shares desiring to convert his Class A Shares into Common Shares shall surrender the certificate or certificates representing the Class A Share or shares so to be converted to the registered office of the Corporation or to the transfer agent for the time being of such Class A Shares, accompanied by a request in writing for such conversion and thereupon there shall be issued to such holder by the Corporation, as fully paid and non-assessable, the number of Common Shares which such holder of Class A Shares being converted shall be entitled upon such conversion.

In the event of shares of either class being at any time subdivided, consolidated, converted or exchanged for a greater or lesser number of shares of the same or another class, appropriate adjustment shall be made in the rights and conditions attaching to the Class A Shares being converted and the shares into which they are being converted, respectively, so as to preserve in all respects the benefits hereby conferred on the holders of each class.

(7) The holders of the Class A Shares shall not be entitled to receive notice of or to attend any meeting of the shareholders of the Corporation and shall not be entitled to vote at any such meeting, except where the holders of a specified class are entitled to vote separately as a class as provided in the Business Corporations Act. Notwithstanding the aforesaid restrictions, conditions or prohibitions on the right to vote, the holders of the Class A Shares shall be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all of the property of the Corporation other than in the ordinary course of business of the Corporation.

Class B Preference Shares

(1) Subject to the prior rights of the holders of the Class A Shares and any other shares ranking above the Class B Shares, the Class B Shares shall have such rights, privileges, restrictions and conditions as the directors may determine. Shareholder approval for the issuance of Class B Shares will not be required.

(2) The Class B Shares of each series will be entitled to a preference over the Common Shares and over any other shares of the Corporation ranking

junior to the Class B Shares with respect to priority in payment of dividends and distribution of assets or return of capital in the event of liquidation, dissolution or winding-up, whether voluntary or involuntary, or any other return of capital or distribution of assets among shareholders for the purpose of winding-up the Corporation's affairs. The Class B Shares of each series participate rateably with the Class B Shares of all other series of the same class in respect of all accumulated dividends, whether or not declared and all declared noncumulative dividends. The Class B Shares of each series rank on a parity with the Class B Shares of every other series of the same class with respect to priority in payment of dividends and in return of capital in the event of liquidation, dissolution or winding-up. The Class B Shares of any series may be made convertible into Common Shares. The holder of each series of Class B Shares will have rights to attend and vote at meetings of shareholders or restrictions on attendance or voting rights thereat as may be determined by resolution of the board of directors.

9. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows:

L'émission, le transfert ou la propriété d'actions est/n'est pas restreint. Les restrictions, s'il y a lieu, sont les suivantes:

There shall be no restrictions on the issue, transfer or ownership of shares in the capital of the Corporation.

10. Other provisions, if any, are:

Autres dispositions, s'il y a lieu:

Without limiting the borrowing powers of the Corporation as set forth in the Business Corporations Act (the "OBCA"), as amended from time to time, the Corporation may, from time to time, with or without the authority of any by-laws or the authorization of the shareholders:

(a) Borrow money upon the credit of the Corporation including by way of overdraft;

(b) Issue, reissue, sell or pledge bonds, debentures, notes or other evidences of indebtedness or guarantees of the Corporation whether secured or unsecured;

(c) Charge, mortgage, hypothecate, pledge or otherwise create a security interest in the undertaking or in all or any currently owned or subsequently acquired real or personal, movable or immovable property of the Corporation, including book debts, rights, powers and franchises, to secure any such bonds, debentures, notes or other evidences or indebtedness or guarantees or any other present or future indebtedness or liability of the Corporation; and

(d) For the purpose of the Special Corporate Powers Act of the Province of Quebec, and without in any way limiting the powers conferred upon the Corporation and its directors by section 184 or any other provisions of the OBCA, the Corporation, for the purpose of securing any bonds, debentures or debenture stock which it is by law entitled to issue, may hypothecate, mortgage or pledge, and cede and transfer, any property, movable or immovable, present or future, which it may own in the Province of Quebec.

The foregoing powers or any of them may be exercised from time to time by the directors of the Corporation and may be delegated from time to time by them to any one or more persons whether or not directors or officers of the Corporation with or without the authority of any by-law to that effect.

11. The statements required by subsection 178(2) of the Business Corporations Act are attached as Schedule "A".

Les déclarations exigées aux termes du paragraphe 178(2) de la Loi sur les sociétés par actions constituent l'annexe "A".

12. A copy of the amalgamation agreement or directors resolutions (as the case may be) is/are attached as Schedule "B".

Une copie de la convention de fusion ou les résolutions des administrateurs (selon le cas) constitue(nt) l'annexe "B".

These articles are signed in duplicate.

Les présents statuts sont signés en double exemplaire.

Names of the amalgamating corporations and signatures and descriptions of office of their proper officers	*Dénomination sociale des sociétés qui fusionnent, signature et fonction de leurs dirigeants régulièrement désignés.*

OLYMPIC ROM WORLD INC.

Per: *(Signed) Gordon R. Wilton*

Gordon R. Wilton,
President

1305206 ONTARIO CORPORATION

Per: *(Signed) Irwin Singer*

Irwin Singer,
President

1305207 ONTARIO INC.

Per: *(Signed) Harry Bregman*

Harry Bregman,
President

CENTURY FINANCIAL CAPITAL GROUP INC.

Per: *(Signed) Bernice Bregman*

Bernice Bregman,
President

DUNBERRY GRAPHIC ASSOCIATES LTD.

Per: *(Signed) Bernice Bregman*

Bernice Bregman,
President

SCHEDULE A

The undersigned, Harry Bregman, being the President of 1305207 Ontario Inc., hereby states that:

9. There are reasonable grounds for believing that:

   (a) each of Olympic ROM World Inc., 1305206 Ontario Corporation, 1305207 Ontario Inc., Century Financial Capital Group Inc. and Dunberry Graphic Associates Ltd. is and the corporation resulting from their amalgamation will be able to pay its liabilities as they become due;

   (b) the realizable value of the amalgamated corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes.

10. There are reasonable grounds for believing that no creditor will be prejudiced by the amalgamation.

11. No creditor of any of the amalgamating corporations has notified such corporation that such creditor objects to the amalgamation.

12. Based on the statements made above, none of the amalgamating corporations is obligated to give notice to any creditor.

DATED the 29th day of October , 1998.

(Signed) Harry Bregman

Harry Bregman,
President

SCHEDULE A

The undersigned, Bernice Bregman, being the President of Century Financial Capital Group Inc., hereby states that:

13. There are reasonable grounds for believing that:

(a) each of Olympic ROM World Inc., 1305206 Ontario Corporation, 1305207 Ontario Inc., Century Financial Capital Group Inc. and Dunberry Graphic Associates Ltd. is and the corporation resulting from their amalgamation will be able to pay its liabilities as they become due;

(b) the realizable value of the amalgamated corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes.

14. There are reasonable grounds for believing that no creditor will be prejudiced by the amalgamation.

15. No creditor of any of the amalgamating corporations has notified such corporation that such creditor objects to the amalgamation.

16. Based on the statements made above, none of the amalgamating corporations is obligated to give notice to any creditor.

DATED the 29th day of October, 1998.

(Signed) Bernice Bregman
Bernice Bregman,
President

SCHEDULE A

The undersigned, Bernice Bregman, being the President of Dunberrry Graphic Associates Ltd., hereby states that:

17. There are reasonable grounds for believing that:

(a) each of Olympic ROM World Inc., 1305206 Ontario Corporation, 1305207 Ontario Inc., Century Financial Capital Group Inc. and Dunberry Graphic Associates Ltd. is and the corporation resulting from their amalgamation will be able to pay its liabilities as they become due;

(b) the realizable value of the amalgamated corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes.

18. There are reasonable grounds for believing that no creditor will be prejudiced by the amalgamation.

19. No creditor of any of the amalgamating corporations has notified such corporation that such creditor objects to the amalgamation.

20. Based on the statements made above, none of the amalgamating corporations is obligated to give notice to any creditor.

DATED the 29th day of October, 1998.

(Signed) Bernice Bregman
Bernice Bregman,
President

M:\CLIENT\10\10813\RTO1998\SOLVENCY.DOC

SCHEDULE A

The undersigned, Gordon R. Wilton, being the President of Olympic ROM World Inc., hereby states that:

1. There are reasonable grounds for believing that:

   (a) each of Olympic ROM World Inc., 1305206 Ontario Corporation, 1305207 Ontario Inc., Century Financial Capital Group Inc. and Dunberry Graphic Associates Ltd. is and the corporation resulting from their amalgamation will be able to pay its liabilities as they become due;

   (b) the realizable value of the amalgamated corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes.

2. There are reasonable grounds for believing that no creditor will be prejudiced by the amalgamation.

3. No creditor of any of the amalgamating corporations has notified such corporation that such creditor objects to the amalgamation.

4. Based on the statements made above, none of the amalgamating corporations is obligated to give notice to any creditor.

DATED the 29th day of October, 1998.

(Signed) Gordon R. Wilton

Gordon R. Wilton,
President

SCHEDULE A

The undersigned, Irwin Singer, being the President of 1305206 Ontario Corporation, hereby states that:

5. There are reasonable grounds for believing that:

   (a) each of Olympic ROM World Inc., 1305206 Ontario Corporation, 1305207 Ontario Inc., Century Financial Capital Group Inc. and Dunberry Graphic Associates Ltd. is and the corporation resulting from their amalgamation will be able to pay its liabilities as they become due;

   (b) the realizable value of the amalgamated corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes.

6. There are reasonable grounds for believing that no creditor will be prejudiced by the amalgamation.

7. No creditor of any of the amalgamating corporations has notified such corporation that such creditor objects to the amalgamation.

8. Based on the statements made above, none of the amalgamating corporations is obligated to give notice to any creditor.

DATED the 29th day of October , 1998.

(Signed) Irwin Singer

Irwin Singer,
President

For Ministry Use Only
À l'usage exclusif du ministère

Ontario Corporation Number
Numéro de la société en Ontario

1321557

1.

Ontario Ministry of Consumer and Commercial Relations — Ministère de la Consommation et du Commerce

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

MAY 28 MAI, 1999

Director / Directeur
Business Corporations Act / Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

Form 3
Business Corporations Act

Formule 3
Loi sur les sociétés par actions

1. The name of the corporation is: *Dénomination sociale de la société:*

CENTURY FINANCIAL CAPITAL
GROUP INC.

2. The name of the corporation is changed to (if applicable): *Nouvelle dénomination sociale de la société (s'il y a lieu):*

3. Date of incorporation/amalgamation: *Date de la constitution ou de la fusion:*

1998-11-01

(Year, Month, Day)
(année, mois, jour)

4. The articles of the corporation are amended as follows: *Les statuts de la société sont modifiés de la façon suivante.*

(A) By dividing the 14,000 issued and outstanding Class A Preference Shares (the "Class A Shares") of the Corporation into 2,240,000 issued and outstanding Class A Shares on the basis of 160 Class A Shares for each Class A Share presently issued and outstanding.

(B) By deleting paragraph (6) of the rights, privileges, restrictions and conditions attaching to the Class A Shares of the Corporation and replacing it with the following:

(6) The Class A Shares, or any of them, may be converted at any time by the holder or holders thereof into fully paid common shares of the Corporation on the basis of 5 common shares for each Class A Share;

The holder of shares desiring to convert his Class A Shares into common shares shall surrender the certificate or certificates representing the Class A Shares or Shares so to be converted to the registered office of the Corporation or to the transfer agent for the time being of such Class A Shares, accompanied by a request in writing for such conversion and thereupon there shall be issued to such holder by the Corporation, as fully paid and non-assessable, the number of common shares to which such holder of Class A Shares shall be entitled upon such conversion;

In the event of shares of either class being at any time subdivided, consolidated, converted or exchanged for a greater or lesser number of shares of the same or another class, appropriate adjustment shall be made in the rights and conditions attaching to the Class A Shares or the common shares, respectively, so as to preserve in all respects the benefits hereby conferred on the holders of each class;

5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.

La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

1999-05-28

(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.

Les présents status sont signés en double exemplaire.

CENTURY FINANCIAL CAPITAL GROUP INC.

(Name of Corporation)
(Dénomination sociale de la société)

By:/*Par:* (Signed) Milton Klyman

(Signature)
(Signature)

(Description of Office)
(Fonction)

Milton Klyman,
Secretary-Treasurer

For Ministry Use Only
À l'usage exclusif du ministère

Ministry of Government Services
Ministère des Services gouvernementaux

Ontario

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

JUNE 24 JUIN, 2011

Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

Ontario Corporation Number
Numéro de la société en Ontario

001321557

Form 3
Business Corporations Act

Formule 3
Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT) :

CENTURY FINANCIAL CAPITAL
GROUP INC.

2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s'il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT) :

3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

1998, NOVEMBER, 01
(Year, Month, Day)
(année, mois, jour)

4. **Complete only if there is a change in the number of directors or the minimum / maximum number of directors.**
Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number of directors is/are: **or** minimum and maximum number of directors is/are:
Nombre d'administrateurs : **ou** *nombres minimum et maximum d'administrateurs :*

Number **or** minimum and maximum
Nombre **ou** *minimum et maximum*

5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la façon suivante :

"(6) The Class A Share, or any of them, may be converted at any time by the holder or holders thereof into fully paid common shares of the Corporation on the basis of 5 common shares for each Class A Shares. Notwithstanding the foregoing, the Class A shares shall automatically be converted into fully paid common shares of the Corporation upon the completion of a transaction, or series of transactions, that results in a change of control of the Corporation.

The holder of shares desiring to convert his Class A Shares into common shares shall surrender the certificate or certificates representing the Class A Shares to be converted to the registered office of the Corporation or to the transfer agent for the time being of such Class A Shares, accompanied by a request in writing for such conversion and thereupon there shall be issued to such holder by the Corporation, as fully paid and non-assessable, the number of common shares to which such holder of Class A Shares shall be entitled upon such conversion.

In the event of shares of either class being at any time subdivided, consolidated, converted or exchanged for a greater or lesser number of shares of the same or another class, appropriate adjustments shall be made in the rights and conditions attaching to the Class A Shares or the common shares, respectively, so as to preserve in all respects the benefits hereby conferred on the holders of each class."

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act*.
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la *Loi sur les sociétés par actions*.

7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2011-06-15

(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

CENTURY FINANCIAL CAPITAL GROUP INC.

(Print name of corporation from Article 1 on page 1)
(Veuillez écrir le nom de la société de l'article un à la page une).

By/
Par:

(Signed) Harry Bregman

(Signature)
(Signature)
Harry Bregman

President

(Description of Office)
(Fonction)

For Ministry Use Only
A l'usage exclusif du ministère

Ontario Corporation Number
Numéro de la société en Ontario

001321557

Ministry of Government Services — Ministère des Services gouvernementaux
Ontario

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

OCTOBER 1 7 OCTOBRE, 2011

Director / Directeur
Business Corporations Act / Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

Form 3
Business Corporations Act

Formule 3
Loi sur les sociétés par actions

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT) :

C E N T U R Y F I N A N C I A L C A P I T A L G R O U
P I N C .

2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s'il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT) :

3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

1998/11/01

(Year, Month, Day)
(année, mois, jour)

4. **Complete only if there is a change in the number of directors or the minimum / maximum number of directors.**
Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number of directors is/are: / Nombre d'administrateurs : — or / ou — minimum and maximum number of directors is/are: / nombres minimum et maximum d'administrateurs :

Number / Nombre — minimum and maximum / minimum et maximum

5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la façon suivante :

By deleting paragraph (6) of the rights, privileges, restrictions and conditions attaching to the Class A Shares of the Corporation and replacing it with the following:

"(6) The Class A Share, or any of them, may be converted at any time by the holder or holders thereof into fully paid common shares of the Corporation on the basis of 5

common shares for each Class A Shares. Notwithstanding the foregoing, the Class A shares shall automatically be converted into fully paid common shares of the Corporation upon the completion of a transaction, or series of transactions, that results in a change of control of the Corporation. Notwithstanding a change of control of the Corporation, the Class A shares shall be converted into fully paid common shares of the Corporation by a unanimous resolution of the board of directors not earlier than October 14, 2011.

The holder of shares desiring to convert his Class A Shares into common shares shall surrender the certificate or certificates representing the Class A Shares to be converted to the registered office of the Corporation or to the transfer agent for the time being of such Class A Shares, accompanied by a request in writing for such conversion and thereupon there shall be issued to such holder by the Corporation, as fully paid and non-assessable, the number of common shares to which such holder of Class A Shares shall be entitled upon such conversion.

In the event of shares of either class being at any time subdivided, consolidated, converted or exchanged for a greater or lesser number of shares of the same or another class, appropriate adjustments shall be made in the rights and conditions attaching to the Class A Shares or the common shares, respectively, so as to preserve in all respects the benefits hereby conferred on the holders of each class."

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act*.
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la *Loi sur les sociétés par actions*.

7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2011/10/05

(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

CENTURY FINANCIAL CAPITAL GROUP INC.

(Print name of corporation from Article 1 on page 1)
(Veuillez écrir le nom de la société de l'article un à la page une).

By/
Par :

(Signed) Harry Bregman

(Signature)
(Signature)

Harry Bregman

President

(Description of Office)
(Fonction)

For Ministry Use Only
À l'usage exclusif du ministère

Ontario Corporation Number
Numéro de la société en Ontario

001321557

Ministry of Government Services / Ministère des Services gouvernementaux
Ontario

CERTIFICATE / **CERTIFICAT**
This is to certify that these articles are effective on / Ceci certifie que les présents statuts entrent en vigueur le

APRIL 28 AVRIL, 2014

(17)

Director / Directeur
Business Corporations Act / Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

Form 3
Business Corporations Act

Formule 3
Loi sur les sociétés par actions

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT) :

C E N T U R Y F I N A N C I A L C A P I T A L G R O U
P I N C .

2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s'il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT) :

3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

1998/11/01

(Year, Month, Day)
(année, mois, jour)

4. **Complete only if there is a change in the number of directors or the minimum / maximum number of directors.**
Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number of directors is/are: / Nombre d'administrateurs : — minimum and maximum number of directors is/are: / nombres minimum et maximum d'administrateurs :

Number / Nombre — or / ou — minimum and maximum / minimum et maximum

5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la façon suivante :

The common shares of the company are consolidated on a one-for-ten basis

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act*.
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la *Loi sur les sociétés par actions*.

7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2014/04/03

(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

CENTURY FINANCIAL CAPITAL GROUP INC.

(Print name of corporation from Article 1 on page 1)
(Veuillez écrir le nom de la société de l'article un à la page une).

By/
Par :

(Signed) Harry Bregman

(Signature)
(Signature) Harry Bregman

President

(Description of Office)
(Fonction)

For Ministry Use Only
À l'usage exclusif du ministère

Ministry of Government and Consumer Services
Ministère des Services gouvernementaux et des Services aux consommateurs

Ontario

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

MAY 24 MAI, 2018

Barbara Duckitt (17)

Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

Ontario Corporation Number
Numéro de la société en Ontario

1321557

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

Form 3
Business Corporations Act

Formule 3
Loi sur les sociétés par actions

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT) :

CENTURY FINANCIAL CAPITAL GROUP INC.

2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s'il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT) :

FSD PHARMA INC.

3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

1998/11/01

(Year, Month, Day)
(année, mois, jour)

4. **Complete only if there is a change in the number of directors or the minimum / maximum number of directors.**
Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number of directors is/are: / Nombre d'administrateurs :

minimum and maximum number of directors is/are: / nombres minimum et maximum d'administrateurs :

Number / Nombre

or / ou

minimum and maximum / minimum et maximum

5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la façon suivante :

Please see attached Schedule 1A-1E.

SCHEDULE TO THE ARTICLES OF AMENDMENT
OF
CENTURY FINANCIAL CAPITAL GROUP INC.

The Articles of the Corporation are amended as follows:

A. The name of the corporation is changed to "FSD Pharma Inc.";

B. To increase the authorized capital of the Corporation by creating a new class of Class A Multiple Voting Shares;

C. To re-designate the existing common shares as Class B Subordinate Voting Shares;

D. To delete the authorized non-voting Class A Preferred Shares and non-voting Class B Preferred shares and to delete the rights, privileges, restrictions attached thereto;

E. After giving effect to the foregoing, the classes and the maximum number of shares that the Corporation is authorized to issue shall be an unlimited number of Class A Multiple Voting Shares and an unlimited number of Class B Subordinate Voting Shares; and

F. To provide that the Class A Multiple Voting Shares and the Class B Subordinate Voting Shares shall have attached thereto and be subject to the following rights, privileges, restrictions and conditions:

1. CLASS A MULTIPLE VOTING SHARES AND CLASS B SUBORDINATE VOTING SHARES

1.1 ***Dividends, Rights on Liquidation, Dissolution or Winding-Up.*** The Class A Multiple Voting Shares and the Class B Subordinate Voting Shares shall be subject to and subordinate to the rights, privileges, restrictions and conditions attaching to any class ranking senior to the Class A Multiple Voting Shares and the Class B Subordinate Voting Shares and shall rank *pari passu*, share for share, as to the right to receive dividends and to receive the remaining property and assets of the Corporation on the liquidation, dissolution or winding-up of the Corporation, whether voluntarily or involuntarily, or any other distribution of assets of the Corporation among its shareholders for the purposes of winding up its affairs. For the avoidance of doubt, holders of Class A Multiple Voting Shares and Class B Subordinate Voting Shares shall, subject always to the rights of the holders of shares of any class ranking senior to the Class A Multiple Voting Shares and the Class B Subordinate Voting Shares, be entitled to receive (i) such dividends as the board of directors of the Corporation shall determine, and (ii) in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntarily or involuntarily, or any other distribution of assets of the Corporation among its shareholders for the purposes of winding up its affairs, the remaining property and assets of the Corporation, in the case of (i) and (ii) in an identical amount per share, at the same time and in the same form (whether in cash, *in specie* or otherwise) as if the Class A Multiple Voting Shares and the Class B Subordinate Voting Shares were of one class only, provided, however, that in the event of a payment of a dividend in the form of shares of the Corporation, holders of Class A Multiple Voting Shares shall receive Class A Multiple Voting Shares and holders of Class B Subordinate Voting Shares shall receive Class B Subordinate Voting Shares, unless otherwise determined by the board of directors of the Corporation.

1.2 ***Meetings and Voting Rights.***

1.2.1 Each holder of Class A Multiple Voting Shares and each holder of Class B Subordinate Voting Shares shall be entitled to receive notice of and to attend all meetings of shareholders of the Corporation, except meetings at which only holders of another particular class or series shall have the right to vote. At each such meeting, each Class A Multiple Voting Share shall entitle the holder thereof to 276,660 votes and each Class B Subordinate Voting Share shall entitle the holder thereof to one (1) vote, voting together as a single class, except as otherwise expressly provided herein or as provided by law.

1.2.2 Neither the holders of the Class A Multiple Voting Shares nor the holders of the Class B Subordinate Voting Shares shall be entitled to vote separately as a class upon a proposal to amend the articles of the Corporation in the case of an amendment referred to in paragraph (a) or (e) of subsection 170(1) of the *Business Corporations Act* (Ontario) (the "**Act**"). Neither the holders of the Class A Multiple Voting Shares nor the holders of the Class B Subordinate Voting Shares shall be entitled to vote separately as a class upon a proposal to amend the articles of the Corporation in the case of an amendment referred to in paragraph (b) of subsection 170(1) of the Act unless such exchange, reclassification or cancellation: (a) affects only the holders of that class; or (b) affects the holders of Class A Multiple Voting Shares and Class B Subordinate Voting Shares differently, on a per share basis, and such holders are not otherwise entitled to vote separately as a class under any applicable law or subsection 1.2.3 in respect of such exchange, reclassification or cancellation.

1.2.3 In connection with any Change of Control Transaction (as defined below) requiring approval of the holders of Class A Multiple Voting Shares and Class B Subordinate Voting Shares under the Act, holders of Class A Multiple Voting Shares and Class B Subordinate Voting Shares shall be treated equally and identically, on a per share basis, unless different treatment of the shares of each such class is approved by a majority of the votes cast by the holders of outstanding Class A Multiple Voting Shares who voted in respect of that resolution and by a majority of the votes cast by the holders of outstanding Class B Subordinate Voting Shares who voted in respect of that resolution, each voting separately as a class at a meeting of the holders of that class called and held for such purpose.

1.2.4 For purposes of subsection 1.2.3, "**Change of Control Transaction**" means an amalgamation, arrangement, recapitalization, business combination or similar transaction of the Corporation, other than an amalgamation, arrangement, recapitalization, business combination or similar transaction that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the continuing entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation, the continuing entity or its parent and more than fifty percent (50%) of the total number of outstanding shares of the Corporation, the continuing entity or its parent, in each case as outstanding immediately after such transaction, and the shareholders of the Corporation immediately prior to the transaction own voting securities of the Corporation, the continuing entity or its parent immediately following the transaction in substantially the same proportions (vis-à-vis each other) as such shareholders owned the voting securities of the Corporation immediately prior to the transaction.

1.3 ***Subdivision or Consolidation.*** No subdivision or consolidation of the Class A Multiple Voting Shares or the Class B Subordinate Voting Shares shall be carried out unless, at the same time, the

Class B Subordinate Voting Shares or the Class A Multiple Voting Shares, as the case may be, are subdivided or consolidated in the same manner and on the same basis.

1.4 ***Voluntary Conversion.*** The Class B Subordinate Voting Shares cannot be converted into any other class of shares. Each outstanding Class A Multiple Voting Share may at any time, at the option of the holder, be converted into one fully paid and non-assessable Class B Subordinate Voting Share, in the following manner.

1.4.1 The conversion privilege for which provision is made in this subsection 1.4 shall be exercised by notice in writing given to the Corporation at its registered office, accompanied by a certificate or certificates representing the Class A Multiple Voting Shares in respect of which the holder desires to exercise such conversion privilege. Such notice shall be signed by the holder of the Class A Multiple Voting Shares in respect of which such conversion privilege is being exercised, or by the duly authorized representative thereof, and shall specify the number of Class A Multiple Voting Shares which such holder desires to have converted. On any conversion of Class A Multiple Voting Shares, the Class B Subordinate Voting Shares resulting therefrom shall be registered in the name of the registered holder of the Class A Multiple Voting Shares converted or, subject to payment by the registered holder of any stock transfer or other applicable taxes and compliance with any other reasonable requirements of the Corporation in respect of such transfer, in such name or names as such registered holder may direct in writing. Upon receipt of such notice and certificate or certificates and, as applicable, compliance with such other requirements, the Corporation shall, at its expense, effective as of the date of such receipt and, as applicable, compliance, remove or cause the removal of such holder from the register of holders in respect of the Class A Multiple Voting Shares for which the conversion privilege is being exercised, add the holder (or any person or persons in whose name or names such converting holder shall have directed the resulting Class B Subordinate Voting Shares to be registered) to the register of holders in respect of the resulting Class B Subordinate Voting Shares, cancel or cause the cancellation of the certificate or certificates representing such Class A Multiple Voting Shares and issue or cause to be issued a certificate or certificates representing the Class B Subordinate Voting Shares issued upon the conversion of such Class A Multiple Voting Shares. If less than all of the Class A Multiple Voting Shares represented by any certificate are to be converted, the holder shall be entitled to receive a new certificate representing the Class A Multiple Voting Shares represented by the original certificate which are not converted.

1.5 ***Automatic Conversion.***

1.5.1 Upon the first date that a Class A Multiple Voting Share is Transferred by a holder of Class A Multiple Voting Shares, other than to a Permitted Holder or from any such Permitted Holder back to such holder of Class A Multiple Voting Shares and/or any other Permitted Holder of such holder of Class A Multiple Voting Shares, the holder thereof, without any further action, shall automatically be deemed to have exercised his, her or its rights to convert such Class A Multiple Voting Share into one fully paid and non-assessable Class B Subordinate Voting Share, effective immediately upon such Transfer, and the Corporation shall, at its expense, effective as of such date, remove or cause the removal of such holder from the register of holders in respect of the Class A Multiple Voting Shares subject to such automatic conversion, add such holder to the register of holders in respect of the resulting Class B Subordinate Voting Shares, cancel or cause the cancellation of the certificate or certificates representing the Class A Multiple Voting Shares so deemed to have been converted for Class B Subordinate Voting Shares, and issue or cause to be issued

to such holder a certificate representing the Class B Subordinate Voting Shares issued to the holder upon the foregoing automatic conversion of such Class A Multiple Voting Shares registered in the name of such holder and, against receipt from such holder of the certificate or certificates representing the Class A Multiple Voting Shares in respect of which such conversion has been deemed to have been exercised, deliver to such holder the certificate representing such Class B Subordinate Voting Shares. If less than all of the Class A Multiple Voting Shares represented by any certificate are automatically converted into Class B Subordinate Voting Shares, the holder shall be entitled to receive a new certificate representing the Class A Multiple Voting Shares represented by the original certificate which have not been converted against delivery of such original certificate.

1.5.2 The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class A Multiple Voting Shares to Class B Subordinate Voting Shares and the general administration of this dual class share structure as it may deem necessary or advisable, and may from time to time request that holders of Class A Multiple Voting Shares furnish certifications, affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class A Multiple Voting Shares and to confirm that a conversion to Class B Subordinate Voting Shares has not occurred. A determination by the Secretary of the Corporation that a Transfer results in a conversion to Class B Subordinate Voting Shares shall be conclusive and binding.

1.5.3 For purposes of this subsection 1.5:

"**Affiliate**" means, with respect to any specified Person, any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person;

"**Members of the Immediate Family**" means with respect to any individual, each parent (whether by birth or adoption), spouse, child or other descendants (whether by birth or adoption) of such individual, each spouse of any of the aforementioned Persons, each trust created solely for the benefit of such individual and/or one or more of the aforementioned Persons, and each legal representative of such individual or of any aforementioned Persons (including without limitation a tutor, curator, mandatary due to incapacity, custodian, guardian or testamentary executor), acting in such capacity under the authority of the law, an order from a competent tribunal, a will or a mandate in case of incapacity or similar instrument. For the purposes of this definition, a Person shall be considered the spouse of an individual if such Person is legally married to such individual, lives in a civil union with such individual or is the common law partner (as defined in the *Income Tax Act* (Canada) as amended from time to time) of such individual. A Person who was the spouse of an individual within the meaning of this paragraph immediately before the death of such individual shall continue to be considered a spouse of such individual after the death of such individual;

"**Permitted Holders**" means, in respect of a holder of Class A Multiple Voting Shares that is an individual, the Members of the Immediate Family of such individual and any Person controlled, directly or indirectly, by any such holder, and in respect of a holder of Class A Multiple Voting Shares that is not an individual, an Affiliate of that holder;

"**Person**" means any individual, partnership, corporation, company, association, trust, joint venture or limited liability company;

"Transfer" of a Class A Multiple Voting Share shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law. A "Transfer" shall also include, without limitation, (1) a transfer of a Class A Multiple Voting Share to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership) or (2) the transfer of, or entering into a binding agreement with respect to, Voting Control over a Class A Multiple Voting Share by proxy or otherwise, provided, however, that the following shall not be considered a "Transfer": (a) the grant of a proxy to the Corporation's officers or directors at the request of board of directors of the Corporation in connection with actions to be taken at an annual or special meeting of shareholders; or (b) the pledge of a Class A Multiple Voting Share that creates a mere security interest in such share pursuant to a *bona fide* loan or indebtedness transaction so long as the holder of the Class A Multiple Voting Share continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such Class A Multiple Voting Share or other similar action by the pledgee shall constitute a "Transfer"; and

"Voting Control" with respect to a Class A Multiple Voting Share means the exclusive power (whether directly or indirectly) to vote or direct the voting of such Class A Multiple Voting Share by proxy, voting agreement or otherwise.

A Person is "controlled" by another Person or other Persons if: (1) in the case of a company or other body corporate wherever or however incorporated: (A) securities entitled to vote in the election of directors carrying in the aggregate at least a majority of the votes for the election of directors and representing in the aggregate at least a majority of the participating (equity) securities are held, other than by way of security only, directly or indirectly, by or solely for the benefit of the other Person or Persons; and (B) the votes carried in the aggregate by such securities are entitled, if exercised, to elect a majority of the board of directors of such company or other body corporate; or (2) in the case of a Person that is not a company or other body corporate, at least a majority of the participating (equity) and voting interests of such Person are held, directly or indirectly, by or solely for the benefit of the other Person or Persons; and "controls", "controlling" and "under common control with" shall be interpreted accordingly.

1.6 ***Single Class.*** Except as otherwise provided above, Class A Multiple Voting Shares and Class B Subordinate Voting Shares are equal in all respects and shall be treated as shares of a single class for all purposes under the Act.

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act*.
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la *Loi sur les sociétés par actions*.

7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2018/03/15

(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

CENTURY FINANCIAL CAPITAL GROUP INC.

(Print name of corporation from Article 1 on page 1)
(Veuillez écrir le nom de la société de l'article un à la page une).

By/
Par :

(Signed) Yaron Conforti

(Signature)
(Signature)

Yaron Conforti

CEO

(Description of Office)
(Fonction)

For Ministry Use Only
À l'usage exclusif du ministère

Ontario Corporation Number
Numéro de la société en Ontario

1321557

Ministry of Government and Consumer Services
Ministère des Services gouvernementaux et des Services aux consommateurs
Ontario

CERTIFICATE This is to certify that these articles are effective on
CERTIFICAT Ceci certifie que les présents statuts entrent en vigueur le

OCTOBER 1 6 OCTOBRE, 2019

Barbara Duckitt (17)
Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

Form 3 *Business Corporations Act*

Formule 3 *Loi sur les sociétés par actions*

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT) :

FSD PHARMA INC.

2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s'il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT) :

3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

1998/11/01

(Year, Month, Day)
(année, mois, jour)

4. **Complete only if there is a change in the number of directors or the minimum / maximum number of directors.**
Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number of directors is/are: / Nombre d'administrateurs :

minimum and maximum number of directors is/are: / nombres minimum et maximum d'administrateurs :

Number / Nombre

or / ou

minimum and maximum / minimum et maximum

5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la façon suivante :

See attached Schedule 1A.

SCHEDULE TO ARTICLES OF AMENDMENT
OF
FSD PHARMA INC.
(the "Corporation")

The Articles of the Corporation are amended as follows:

1. To consolidate all of the Class B Subordinate Voting Shares (the "**Class B Shares**") and the Class A Multiple Voting Shares of the Corporation (the "Class A Shares" and, together with the "Class B Shares", the "**FSD Shares**") on the basis of one (1) post-consolidation FSD Share for every two hundred and one (201) pre-consolidation FSD Shares of the Corporation (the "**Consolidation**").

2. In the event that the Consolidation of the FSD Shares would otherwise result in the issuance of a fractional Class A Share or Class B Share, no fractional Class A Share or Class B Share shall be issued and such fraction will be rounded down to the nearest whole number.

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act*.
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la *Loi sur les sociétés par actions*.

7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2019/01/22

(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

FSD Pharma Inc.

(Print name of corporation from Article 1 on page 1)
(Veuillez écrir le nom de la société de l'article un à la page une).

By/
Par :

(Signed) FSD Pharma Inc.
(Signature)
(Signature)

Chief Executive Officer and Executive Co-Chairman
(Description of Office)
(Fonction)

For Ministry Use Only
À l'usage exclusif du ministère

Ministry of Government and Consumer Services
Ontario

Ministère des Services gouvernementaux et des Services aux consommateurs

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

FEBRUARY 0 3 FÉVRIER, 2020

Barbara Aackitt (17)
Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

Ontario Corporation Number
Numéro de la société en Ontario

1321557

Form 3
Business Corporations Act

Formule 3
Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT) :

FSD PHARMA INC.

2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s'il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT) :

3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

1998/11/01

(Year, Month, Day)
(année, mois, jour)

4. **Complete only if there is a change in the number of directors or the minimum / maximum number of directors.**
Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number of directors is/are:
Nombre d'administrateurs :

minimum and maximum number of directors is/are:
nombres minimum et maximum d'administrateurs :

Number
Nombre

or
ou

minimum and maximum
minimum et maximum

5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la façon suivante :

See attached Schedule 1A.

SCHEDULE TO ARTICLES OF AMENDMENT
OF
FSD PHARMA INC.
(the "Corporation")

The Articles of the Corporation are amended as follows:

A. The definition of "Permitted Holder" in Section 1.5.3 of Schedule 1A-1E of the Articles of the Corporation dated May 24, 2018 will be replaced with the following definition:

"Permitted Holders" means, in respect of a holder of Class A Multiple Voting Shares that is an individual, the Members of the Immediate Family of such individual, any Person controlled, directly or indirectly, by any such holder, **a Founder or an Affiliate of a Founder, or a current executive officer or director of the Corporation**, and in respect of a holder of Class A Multiple Voting Shares that is not an individual, an Affiliate of that holder **and a Founder or an Affiliate of a Founder, or a current executive officer or director of the Corporation**; For the avoidance of doubt, these Articles hereby permit the transfer of Class A Multiple Voting Shares between the Founders, to current executive officers or directors of the Corporation, or their respective Affiliates.

B. The following defined term will be added to Section 1.5.3 of Schedule 1A-1E of the Articles of the Corporation dated May 24, 2018:

"Founder" means Thomas Fairfull, Zeeshan Saeed or Anthony Durkacz.

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act*.
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la *Loi sur les sociétés par actions*.

7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2019/12/16

(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

FSD Pharma Inc.

(Print name of corporation from Article 1 on page 1)
(Veuillez écrir le nom de la société de l'article un à la page une).

By/
Par :

(Signed) Donal Carroll

(Signature)
(Signature) Donal Carroll

Chief Financial Officer

(Description of Office)
(Fonction)